EDISON INTERNATIONAL
[GRAPHIC OMITTED]                                                                                  News Release

FOR IMMEDIATE RELEASE
                                                                                  Media Contact: (626) 302-2255
                                                                                                 www.edison.com

                            Edison International Reports Financial Results for 2005

ROSEMEAD, Calif., March 7, 2006--

o   Edison International (EIX) recorded consolidated earnings per common share of $3.47 in 2005, compared to $2.81 in 2004.

o   Higher wholesale energy margins and energy trading income at Mission Energy Holding Company (MEHC)
    were major earnings drivers in 2005.

o   Reductions and refinancing of debt in 2004 and 2005 resulted in lower interest expense across the company.

o   Core earnings per share of $3.13 in 2005 represented an increase of about 109% over prior year's core earnings of $1.50 per share.  Core earnings exclude earnings from discontinued operations and other non-core items.

2005 Financial Highlights:

o   Core earnings per common share - $3.13
o   Net Income - $1.1 billion
o   Revenue - $11.9 billion
o   Assets - $34.8 billion

YEAR 2005 EARNINGS SUMMARY

        For the year ending December 31, 2005, EIX recorded consolidated earnings of $1.1 billion compared to earnings of $916 million for the prior year.

        "2005 was a year of strong performance at our company," said Chairman and CEO John Bryson.  "Earnings increased 23% over the prior year, driven primarily by our unregulated businesses.  We also fully met our ambitious investment goals to strengthen the distribution and transmission system for the benefit of our utility customers."

        Results for 2005 and 2004 included several non-core adjustments detailed in the tables presented in this release.

YEAR 2005 EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        Southern California Edison's (SCE) earnings from continuing operations were $725 million in 2005,

                                                     - more -

compared with $915 million in 2004.  SCE's 2005 earnings included positive items of $61 million related to a favorable tax settlement, $55 million from a favorable Federal Energy Regulatory Commission (FERC) decision on a
SCE transmission proceeding and a $14 million incentive benefit from generator refunds related to the California energy crisis period.  SCE's 2004 earnings included $329 million of positive regulatory and tax items, primarily from implementation of the 2003 general rate case decision that was received in July 2004.  Excluding these non-core items, core earnings were up $9 million due to higher net revenue, including tax benefits, and lower financing costs, partially offset by the impact of a lower authorized rate of return on common equity in 2005.

        MEHC's income from continuing operations was $322 million in 2005, compared to a loss of $666 million in
2004.  MEHC's 2005 results include an impairment charge of $34 million related to the March Point project and a
$15-million charge related to early debt retirements.  MEHC's 2004 results included a charge of $590 million for the termination of the Collins Station lease, a net gain of $27 million on the sale of its interest in Four Star
Oil and Gas and the Brooklyn Navy Yard projects and a charge of $18 million related to a peaker impairment.
Excluding these non-core items, MEHC's core earnings increased by $456 million over 2004 to $371 million.  This increase was primarily due to higher wholesale energy margins mainly driven by higher prices, higher energy trading income and lower net interest expense.

        Earnings in 2005 for Edison Capital were $91 million compared to $60 million in the same period last year.  The increase primarily reflects higher income from Edison Capital's investment in the Emerging Europe
Infrastructure Fund.  Excluding the 2004 charge related to the early debt retirements of $14 million, the loss for "EIX parent company and other" decreased by $39 million primarily due to lower net interest expense.

Earnings from Discontinued Operations

        Earnings from discontinued operations during 2005 primarily reflect positive tax adjustments of $28 million resulting from the sales of international projects, a charge of $25 million related to a tax indemnity on an international project sold in 2004, $24 million in partial dividends from the Lakeland receivership, the sale of CBK and Tri-Energy earlier this year and other items.  Earnings from discontinued operations during
2004, including a gain and recognition of a tax benefit, were $690 million.

                                                          Year Ended December 31,
Earnings (Loss) Per Common Share (Unaudited)                 2005         2004          Change
                                                 ----------------------------------------------
  Southern California Edison                                $2.22         $2.81         $(0.59)
  Mission Energy Holding Company                             0.98         (2.05)          3.03
  Edison Capital                                             0.28          0.18           0.10
  EIX parent company and other                              (0.10)        (0.25)          0.15
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations              3.38          0.69           2.69
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations - MEHC                 0.09          2.12         (2.03)

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                             $3.47         $2.81          $0.66
===============================================================================================

                                                - more -

                                                    Year Ended December 31,
Earnings (Loss) (in millions) (Unaudited)                    2005         2004          Change
                                                 ----------------------------------------------
  Southern California Edison                                 $725          $915         $(190)
  Mission Energy Holding Company                              322         (666)            988
  Edison Capital                                               91            60             31
  EIX parent company and other                               (30)          (83)             53
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations             1,108           226            882
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                          30           690          (660)
Change in Accounting Principle                                (1)            --            (1)

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                            $1,137          $916           $221
===============================================================================================

                                                    Year Ended December 31,
Core Earnings (Loss) (in millions) (Unaudited)              2005          2004          Change
                                                 ----------------------------------------------
  Southern California Edison Company                         $595          $586             $9
  Mission Energy Holding Company                              371           (85)           456
  Edison Capital                                               91            60             31
  EIX parent company and other                               (30)           (69)            39
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                              1,027          492             535
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                              130           329           (199)
  MEHC - Collins lease termination                             --          (590)           590
  MEHC - March Point impairment                              (34)            --            (34)
  MEHC - Net gain on sale of Four Star / BNY                   --            27            (27)
  MEHC - Peaker impairment                                     --           (18)            18
  MEHC - Early debt retirements                              (15)            --            (15)
  MEHC - Discontinued operations                               29           690           (661)
  EIX - Early debt retirements & other                          1           (14)            15
-----------------------------------------------------------------------------------------------
                                                              111           424           (313)

Change in accounting principle                                (1)            --             (1)

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                            $1,137          $916           $221
===============================================================================================

FOURTH-QUARTER EARNINGS SUMMARY

        EIX recorded earnings of 83 cents per share for the quarter ending December 31, 2005, compared to
$1.16 per share for the same period last year.  The results included non-core adjustments detailed in the tables below.  EIX's core earnings were 71 cents per share for the three-month period ending December 31,
2005, compared to 35 cents per share for the same period last year.  This increase primarily reflects higher wholesale energy margins mainly driven by higher prices, and higher energy trading income, at MEHC and lower net interest expense, partially offset by higher net operating costs at SCE in the fourth quarter.

                                                   - more -

FOURTH-QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

         SCE's earnings from continuing operations for the quarter ended December 31, 2005, were $153 million compared to $315 million in the same period last year.  SCE's results for 2005 included a positive item of $55 million from a favorable FERC decision on SCE's transmission proceeding and a $10 million incentive benefit from generator refunds related to the California energy crisis period.  SCE's quarterly results in the prior year included positive regulatory and tax items totaling $157 million.  Excluding these items, SCE's 2005 core earnings for the quarter were $88 million compared to $158 million in the same period last year.  The decrease in earnings was primarily due to higher operating and tax expenses in the fourth quarter.

        MEHC had earnings from continuing operations and core earnings of $143 million for the quarter ended
December 31, 2005, compared to a loss of $52 million in the same period last year.  The increase primarily reflects higher wholesale energy margins driven by higher prices, and higher energy trading income, and lower net interest expense partially offset by lower generation and higher maintenance expenses at the Homer City plant.

        Edison Capital's earnings for the quarter ended December 31, 2005, were $11 million compared to $26 million in the same period last year.  This decrease was primarily due to gains recorded in 2004 from the
Emerging Europe Infrastructure Fund.

        The loss for the quarter ended December 31, 2005, for "EIX parent company and other" decreased by $22 million compared to the same period last year due to the elimination of debt.

Earnings from Discontinued Operations

        MEHC had a loss of $26 million from discontinued operations for the quarter ended December 31,
2005, reflecting a tax charge related to its previously owned international projects.  Earnings from discontinued operations for the quarter ended December 31, 2004, were $120 million.  The 2004 results for the quarter include a $65-million gain on the sale of the international assets that closed in 2004 and earnings from the discontinued international projects of $55 million.

                                                   Quarter Ended December 31,
Earnings (Loss) Per Common Share (Unaudited)                 2005         2004         Change
                                                 ----------------------------------------------
  Southern California Edison                                $0.47         $0.97          $(0.50)
  Mission Energy Holding Company                             0.44         (0.16)           0.60
  Edison Capital                                             0.03          0.08           (0.05)
  EIX parent company and other                              (0.03)        (0.10)           0.07
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations              0.91          0.79            0.12
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Ops. - MEHC                      (0.08)         0.37           (0.45)
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                             $0.83         $1.16          $(0.33)
===============================================================================================

                                                   - more -

                                                   Quarter Ended December 31,
Earnings (Loss) (in millions) (Unaudited)                    2005         2004          Change
                                                 ----------------------------------------------
  Southern California Edison                                 $153          $315          $(162)
  Mission Energy Holding Company                              143           (52)           195
  Edison Capital                                               11            26            (15)
  EIX parent company and other                                 (8)          (30)            22
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations               299           259             40
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Ops.                               (26)           120           (146)
Cumulative Effect of Accounting Change                         (1)            --             (1)
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                              $272          $379           $(107)
===============================================================================================

                                                   Quarter Ended December 31,
Core Earnings (Loss) (in millions) (Unaudited)               2005          2004         Change
                                                 ----------------------------------------------
  Southern California Edison Company                          $88          $158           $(70)
  Mission Energy Holding Company                              143           (52)           195
  Edison Capital                                               11            26            (15)
  EIX parent company and other                                (8)           (16)             8
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                234           116            118
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                               65           157            (92)
  MEHC - Discontinued Operations                              (26)          120           (146)
  EIX - Early debt retirements                                 --           (14)            14
-----------------------------------------------------------------------------------------------
                                                               39           263           (224)
Cumulative Effect of Accounting Change                         (1)           --             (1)
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                              $272          $379          $(107)
===============================================================================================

        Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company's earnings as reported to the Securities and
Exchange Commission.  Edison International's management uses core earnings, which exclude earnings from discontinued operations and other non-core items, internally for financial planning and for analysis of performance.  Edison International also uses core earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings results and outlook as it allows them to more accurately compare the company's ongoing performance across periods.

                                Reminder: EIX Will Hold a Conference Call Today

        Today, EIX will hold a conference call to discuss its 2005 financial results at 8 a.m. PST.  Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a "listen-only" mode through a simultaneous webcast on the company's Web site at www.edisoninvestor.com.  Additional financial and other statistical information, if any, presented during the call will be available on the Web site.  The domestic call-in number is (800)
356-8584 and the ID# is 10600.

                         Charts that will be referenced in the conference call follow.

                                                     - more -

                                                    CHART 1

                                                   Quarter Ended December 31,
Core Earnings (Loss) Per Common Share (Unaudited)            2005          2004         Change
                                                ----------------------------------------------
  Southern California Edison Company                        $0.27         $0.49         $(0.22)
  Mission Energy Holding Company                             0.44         (0.16)          0.60
  Edison Capital                                             0.03          0.08          (0.05)
  EIX parent company and other                              (0.03)        (0.06)          0.03
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                               0.71          0.35           0.36
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                             0.20          0.48          (0.28)
  MEHC - Discontinued operations                            (0.08)         0.37          (0.45)
  EIX - Early debt retirements                                 --         (0.04)          0.04
-----------------------------------------------------------------------------------------------
                                                             0.12          0.81          (0.69)
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                             $0.83         $1.16         $(0.33)
===============================================================================================

                                                    CHART 2

                                                    Year Ended December 31,
Core Earnings (Loss) Per Common Share (Unaudited)            2005          2004         Change
                                                 ----------------------------------------------
  Southern California Edison Company                        $1.82         $1.80          $0.02
  Mission Energy Holding Company                             1.13         (0.27)          1.40
  Edison Capital                                             0.28          0.18           0.10
  EIX parent company and other                              (0.10)        (0.21)          0.11
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                               3.13          1.50           1.63
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                             0.40          1.01          (0.61)
  MEHC - Collins lease termination                             --         (1.81)          1.81
  MEHC - March Point impairment                            (0.10)            --          (0.10)
  MEHC - Net gain on sale of Four Star / BNY                   --          0.08          (0.08)
  MEHC - Peaker impairment                                     --         (0.05)          0.05
  MEHC - Early debt retirements                            (0.05)            --          (0.05)
  MEHC - Discontinued operations                             0.09          2.12          (2.03)
  EIX - Early debt retirements                                 --         (0.04)          0.04
-----------------------------------------------------------------------------------------------
                                                             0.34          1.31          (0.97)
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                             $3.47         $2.81          $0.66
===============================================================================================

                                                    - more -

                                                    CHART 3
                                             Edison International
                                  Supplemental Table - Coal-Fired Generation
                                       Midwest Generation and Homer City

                                                  -------------------------------------------------------
                                                    2005           2004         Change           %
                                                  -------------------------------------------------------
Midwest Generation
Generation (in TWhr)
    Merchant                                          31.0           17.1          13.9         81.3%
    Power Purchase Agreement                            --           13.5         (13.5)      -100.0%
    Total coal-fired generation                       31.0           30.6           0.4          1.3%

Equivalent Availability                              79.6%          84.4%         -4.8%
Forced Outage Rate (EFOR)                             7.8%           5.4%          2.4%

Flat Energy Price -Nihub($/MWh)                      46.39          29.52         16.87         57.1%
Average Energy Price ($/MWh)
    Merchant                                         46.68          31.11         15.57         50.0%
    Power Purchase Agreement                            --          17.46        (17.46)      -100.0%
                                                     46.68          24.84         21.84         87.9%
Average Cost of Fuel ($/MWh)                         12.40          11.60          0.80          6.9%

Homer City
Generation (in TWhr)                                  13.6           13.3           0.3          2.3%
Equivalent Availability                              85.2%          85.1%          0.1%
Forced Outage Rate                                    4.8%           5.3%         -0.5%

Flat Energy Price -PJM West Hub($/MWh)               60.92          42.34         18.58         43.9%
Flat Energy Price -HC Busbar($/MWh)                  54.80          40.79         14.01         34.3%
Average Energy Price ($/MWh)                         46.29          36.20         10.09         27.9%
Average Cost of Fuel ($/MWh)                         21.08          16.15          4.93         30.5%

------------------------------------------------------------------------------------------------------

Hedge Program status at December 31, 2005

                                                                                   2006          2007
                                                                                   ----          ----
Midwest Generation

Megawatt hours (in TWh)                                                            15.0          11.0
Percent of expected generation hedged                                               50%           36%
Average Energy Price ($/MWh)                                                     $44.29        $48.04
Percent of Coal Requirements Under Contract                                        100%           91%

Homer City

Megawatt hours (in TWh)                                                             8.5           5.3
Percent of expected generation hedged                                               63%           39%
Average Energy Price ($/MWh)                                                     $53.42        $67.30
Percent of Coal Requirements Under Contract                                        101%           94%

                                         Risk Disclosure Statement

        This release contains "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995.  Forward-looking statements reflect
Edison International's current expectations and projections about future events based on
Edison International's knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact.  In this report and elsewhere, the words "expects," "believes,"
"anticipates," "estimates," "projects," "intends," "plans," "probable," "may," "will,"
"could," "would," "should," and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements.  Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated.  Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact Edison International or its subsidiaries, include but are not limited to:

o   the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;

o   the ability of SCE to recover its costs in a timely manner from its customers through regulated rates;

o   decisions and other actions by the California Public Utilities Commission (CPUC)
    and other regulatory authorities and delays in regulatory actions;

o   market risks affecting SCE's energy procurement activities;

o   access to capital markets and the cost of capital;

o   changes in interest rates, rates of inflation and foreign exchange rates;

o   governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market and environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;

o   risks associated with operating nuclear and other power generating facilities, including operating risks, nuclear fuel storage, equipment failure, availability, heat rate and output;

o   the availability of labor, equipment and materials;

o   the ability to obtain sufficient insurance, including insurance relating to SCE's nuclear facilities;

o   effects of legal proceedings, changes in or interpretations of tax laws, rates or policies, and changes in accounting standards;

o   supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which MEHC generating units have access;

o   the cost and availability of coal, natural gas, and fuel oil, nuclear fuel, and associated transportation;

o   the cost and availability of emission credits or allowances for emission credits;

o   transmission congestion in and to each market area and the resulting differences in prices between delivery points;

o   the ability to provide sufficient collateral in support of hedging activities and purchased power and fuel;

o   the extent of additional supplies of capacity, energy and ancillary services from current competitors or new market entrants, including the development of new generation facilities and technologies;

o   general political, economic and business conditions;

o   weather conditions, natural disasters and other unforeseen events; and

o   changes in the fair value of investments and other assets accounted for using fair value accounting.

        Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International's reports filed with the Securities and Exchange Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison
International's business.  Readers also should review future reports filed by Edison
International with the Securities and Exchange Commission.  The information contained in this release is subject to change without notice. Forward-looking statements speak only as of the date they are made and Edison International is not obligated to publicly update or revise forward-looking statements.

                                          * * * *

       Based in Rosemead, Calif., Edison International (NYSE: EIX) is the parent company of Southern
California Edison and Edison Mission Group.

                      EDISON INTERNATIONAL
                SUMMARY OF CONSOLIDATED EARNINGS
                           (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                QUARTER ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------
                                                         2005             2004        2005         2004
---------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                       $ 2,306         $ 1,919     $ 9,500       $ 8,448
NONUTILITY POWER GENERATION                                643             382       2,248         1,639
FINANCIAL SERVICES AND OTHER                                26              26         104           112
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                  2,975           2,327      11,852        10,199
---------------------------------------------------------------------------------------------------------
FUEL                                                       502             401       1,810         1,429
PURCHASED POWER                                            988             310       2,622         2,332
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET        (354)           (115)        435          (201)
OTHER OPERATION AND MAINTENANCE                            921             974       3,406         3,342
ASSET IMPAIRMENT AND LOSS ON LEASE TERMINATION               -               -          12           989
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION             265             268       1,061         1,022
PROPERTY AND OTHER TAXES                                    51              38         203           186
NET GAIN ON SALE OF UTILITY PROPERTY AND PLANT             (10)              -         (10)            -
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                 2,363           1,876       9,539         9,099
---------------------------------------------------------------------------------------------------------
OPERATING INCOME                                           612             451       2,313         1,100
INTEREST AND DIVIDEND INCOME                                34              20         112            46
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                        -               5         136            66
OTHER NONOPERATING INCOME                                   67              33         136           135
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED             (179)           (236)       (794)         (985)
IMPAIRMENT LOSS ON EQUITY METHOD INVESTMENT                  -               -         (55)            -
OTHER NONOPERATING DEDUCTIONS                              (10)            (43)        (67)          (80)
LOSS ON EARLY EXTINGUISHMENT OF DEBT                         -               -         (25)            -
---------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
    BEFORE TAX AND MINORITY INTEREST                       524             230       1,756           282
INCOME TAX (BENEFIT)                                       191             (52)        457           (92)
DIVIDENDS ON UTILITY PREFERRED AND PREFERENCE STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                     10               1          24             6
MINORITY INTEREST                                           24              22         167           142
---------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                          299             259       1,108           226
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX           (26)            120          30           690
---------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE                            273             379       1,138           916
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX         (1)              -          (1)            -
---------------------------------------------------------------------------------------------------------
NET INCOME                                               $ 272           $ 379     $ 1,137         $ 916
=========================================================================================================

WEIGHTED-AVERAGE SHARES
    OF COMMON STOCK OUTSTANDING                            326             326         326           326

BASIC EARNINGS (LOSS) PER COMMON SHARE:
CONTINUING OPERATIONS                                   $ 0.91          $ 0.79      $ 3.38        $ 0.69
DISCONTINUED OPERATIONS                                  (0.08)           0.37        0.09          2.12
                                                      ---------   -------------  ----------   -----------
TOTAL                                                   $ 0.83          $ 1.16      $ 3.47        $ 2.81
                                                      =========   =============  ==========   ===========

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                          332             332         332           331

DILUTED EARNINGS (LOSS) PER COMMON SHARE:
CONTINUING OPERATIONS                                   $ 0.90          $ 0.78      $ 3.34        $ 0.68
DISCONTINUED OPERATIONS                                  (0.08)           0.36        0.09          2.09
                                                      ---------   -------------  ----------   -----------
TOTAL                                                   $ 0.82          $ 1.14      $ 3.43        $ 2.77
                                                      =========   =============  ==========   ===========

DIVIDENDS DECLARED PER COMMON SHARE                     $ 0.27          $ 0.25      $ 1.02        $ 0.85

EDISON INTERNATIONAL
Financial Overview
December 31, 2005

UNAUDITED
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)
                                                               Fourth Quarter        Year Ended
                                                      2005         2004          2005         2004
                                                      ----------------------------------------------
Assets                                               $34,791      $33,269       $34,791      $33,269
Common Equity                                         $6,615       $6,049        $6,615       $6,049
Revenue                                               $2,975       $2,327       $11,852      $10,199
Earnings*                                               $272         $379        $1,137         $916
Earnings Per Common Share*                             $0.83        $1.16         $3.47        $2.81
Book Value Per Common Share                           $20.30       $18.56        $20.30       $18.56
  *includes parent company

SOUTHERN CALIFORNIA EDISON (Electric Utility)
                                                              Fourth Quarter        Year Ended
                                                     2005         2004          2005         2004
                                                     -----------------------------------------------
Assets                                               $24,703      $23,290       $24,703      $23,290
Common Equity                                         $4,930       $4,521        $4,930       $4,521
Revenue                                               $2,306       $1,920        $9,500       $8,448
Earnings                                                $153         $315          $725         $915
Earnings Per EIX Common Share                          $0.47        $0.97         $2.22        $2.81

MISSION ENERGY HOLDING COMPANY-CONSOLIDATED (Nonutility Power Generation)

                                                              Fourth Quarter        Year Ended
                                                     2005         2004          2005         2004
                                                     -----------------------------------------------
Assets                                                $6,839       $6,888        $6,839       $6,888
Common Equity                                         $1,048         $912        $1,048         $912
Revenue                                                 $643         $382        $2,248       $1,639
Earnings                                                $116          $68          $350          $24
Earnings Per EIX Common Share                          $0.36        $0.21         $1.07        $0.07

EDISON CAPITAL (Capital and Financial Services Provider)

                                                             Fourth Quarter        Year Ended
                                                     2005         2004          2005         2004
                                                     -----------------------------------------------
Assets                                                $3,611       $3,537        $3,611       $3,537
Common Equity                                           $677         $606          $677         $606
Revenue                                                  $23          $24           $95         $102
Earnings                                                 $11          $26           $91          $60
Earnings Per EIX Common Share                          $0.03        $0.08         $0.28        $0.18

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
December 31, 2005

                                                           QUARTER ENDED DECEMBER 31, 2005
                                                                   INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                           6,645,251            (5,582)       (0.08)
AGRICULTURAL                                            246,309            14,379         6.20
COMMERCIAL                                            9,740,151           355,510         3.79
INDUSTRIAL                                            2,644,436           (66,387)       (2.45)
PUBLIC AUTHORITIES                                    1,513,430            20,458         1.37
RAILROADS & RAILWAYS                                     15,991               731         4.79
INTERDEPARTMENTAL                                         6,365             6,216            *
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        20,811,933           325,325         1.59

RESALE SALES                                          3,326,697           881,170        36.03
                                                ----------------------------------
  TOTAL KWH SALES                                    24,138,630         1,206,495         5.26
                                                ==================================

                                                             YEAR ENDED DECEMBER 31, 2005
                                                                 INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                          28,888,867           906,451         3.24
AGRICULTURAL                                          1,080,758          (129,432)      (10.70)
COMMERCIAL                                           39,450,967         1,271,208         3.33
INDUSTRIAL                                           10,737,947          (215,379)       (1.97)
PUBLIC AUTHORITIES                                    6,036,778           (69,405)       (1.14)
RAILROADS & RAILWAYS                                     62,449               981         1.60
INTERDEPARTMENTAL                                         7,056             6,429            *
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        86,264,822         1,770,853         2.10

RESALE SALES                                         14,727,348         1,948,301        15.25
                                                ----------------------------------
  TOTAL KWH SALES                                   100,992,170         3,719,154         3.82
                                                ==================================

      *indicates over 200%